CORPORATE RESOLUTION TO BORROW

Principal  Loan Date   Maturity   Loan No.   Collateral  Officer
$100,000.00 7/30/1998 7/30/1999 55-50118-3    0100        COMM

References In the shaded area are for Lender's use only and do not limit the applicability of this document to any particular loan or item.

Borrower: GALAXY MALL (TIN: 87-0562539)  Lender:  Far West Bank
          890 NORTH INDUSTRIAL DRIVE              2191 North Canyon Rd.
          OREM, UT 84057                          Provo, UT 84604

I, the undersigned Secretary or Assistant Secretary of GALAXY MALL (the "Corporation"), HEREBY CERTIFY that the Corporation is organized and existing under and by virtue of the laws of the State of Utah as a corporation for profit, with its principal office at 890 NORTH INDUSTRIAL DRIVE, OREM, UT 84057, and is duly authorized to transact business in the State of Utah.
I FURTHER CERTIFY that at a meeting of the Directors of the Corporation, duly called and held on_______________________ at which a quorum was present and voting, or by other duly authorized corporate action in lieu of a meeting, the following resolutions were adopted:

BE IT RESOLVED, that any one (1) of the following named officers, employees, or agents of this Corporation, whose actual signatures are shown below:
NAME                      POSITION               ACTUAL SIGNATURE

JOHN J. POLEMAN           PRESIDENT              X/s/John J. Poleman

acting for and on behalf of the Corporation and as its act and deed be, and he or she hereby is, authorized and empowered:

Borrow Money. To borrow from time to time from Far West Bank ("Lender"), on such terms as may be agreed upon between the Corporation and Lender, such sum or sums of money as in his or her judgment should be borrowed, without limitation.

Execute Notes. To execute and deliver to Lender the promissory note or notes, or other evidence of credit accommodations of the Corporation, on Lender's forms, at such rates of interest and on such terms as may be agreed upon, evidencing the sums of money so borrowed or any indebtedness of the Corporation to Lender, and also to execute and deliver to Lender one or more renewals, extensions, modifications, refinancings, consolidations, or substitutions for one or more of the notes, any portion of the notes, or any other evidence of credit accommodations.

Grant Security. To mortgage, pledge, transfer, endorse, hypothecate, or otherwise encumber and deliver to Lender, as security for the payment of any loans or credit accommodations so obtained, any promissory notes so executed (including any amendments to or modifications, renewals, and extensions of such promissory notes), or any other or further Indebtedness of the Corporation to Lender at any time owing, however the same may be evidenced, any property now or hereafter belonging to the Corporation or In which the Corporation now or hereafter may have an Interest, Including without limitation all real property and all personal property (tangible or Intangible) of the Corporation. Such property may be mortgaged, pledged, transferred, endorsed, hypothecated, or encumbered at the time such loans are obtained or such Indebtedness Is Incurred, or at any other time or times, and may be either In addition to or In lieu of any property theretofore mortgaged, pledged, transferred, endorsed, hypothecated, or encumbered.

Execute Security Documents. To execute and deliver to Lender the forms of mortgage, dead of trust, pledge agreement, hypothecation agreement, and other security agreements and financing statements which may be submitted by Lender, and which shall evidence the terms and conditions under and pursuant to which such liens and encumbrances, or any of them, are given; and also to execute and deliver to Lender any other written Instruments, any chattel paper, or any other collateral, of any kind or nature, which he or she may In his or her discretion deem reasonably necessary or proper in connection with or pertaining to the giving of the liens and encumbrances.

Negotiate Items. To draw, endorse, and discount with Lender all draft, trade acceptances, promissory notes, or other evidences of Indebtedness payable to or belonging to the Corporation In which the Corporation may have an Interest, and either to receive cash for the same or to cause such proceeds to be credited to the account of the Corporation with Lender, or to cause such other disposition of the proceeds derived therefrom as they may deem advisable. Further Acts. In the case of lines of credit, to designate additional or alternate Individuals as being authorized to request advances thereunder, and In all cases, to do and perform such other acts and things, to pay any and all fees and costs, and to execute and deliver such other documents and agreements as he or she may In his or her discretion deem reasonably necessary or proper In order to carry Into effect the provisions of these Resolutions. The following person or persons currently are authorized to request advances and authorize payments under the line of credit until Lender receives written notice of revocation of their authority: JOHN J. POLEMAN, PRESIDENT.

BE IT FURTHER RESOLVED, that any and all acts authorized pursuant to these Resolutions and performed prior to the passage of these Resolutions are hereby ratified and approved, that these Resolutions shall remain In full force and effect and Lender may rely on these Resolutions until written notice of his or her revocation shall have been delivered to and received by Lender. Any such notice shall not affect any of the Corporation's agreements or commitments In effect at the time notice Is given.

BE IT FURTHER RESOLVED, that the Corporation will notify Lender In writing at Lender's address shown above (or such other addresses as Lender may designate from time to time) prior to any (a) change In the name of the Corporation, (b) change In the assumed business name(s) of the Corporation, (c) change in the management of the Corporation,, (d) change In the authorized signer(s), (e) conversion of the Corporation to a now or different type of business entity, or (f) change In any other aspect of the Corporation that directly or Indirectly relates to any agreements between the Corporation and Lender. No change In the name of the Corporation will take effect until after Lender has been notified.

I FURTHER CERTIFY that the officer, employee, or agent named above Is duly elected, appointed, or employed by or for the Corporation, as the case may be, and occupies the position set opposite the name; that the foregoing Resolutions now stand of record on the books of the Corporation; and that the Resolutions are In full force and effect and have not been modified or revoked In any manner whatsoever. The Corporation has no corporate seal, and therefore, no seal Is affixed to this certificate.

IN TESTIMONY WHEREOF, I have hereunto set my hand on July 30, 1998 and attest that the signatures set Opposite the names listed above are their genuine signatures.

CERTIFIED TO AND ATTESTED BY:
X

X/s/Fred C. Hyman

NOTE: In case the Secretary or other certifying officer Is designated by the foregoing resolutions as one of the signing officers, It Is advisable to have this certificate signed by a second Officer or Director of the Corporation.

This FINANCING STATEMENT Is presented to a filing officer for filing pursuant to the Uniform Commercial Code.
1.Debtor(s)(Last Name First) and address(es)2.Secured Party(ies)andaddress(es)
GALAXY MALL SSN/TIN: 87-0562539                Far West Bank
890 NORTH INDUSTRIAL DRIVE                     2191 North Canyon Rd.
OREM, UT 84057                                 Provo, UT 84604

4. This Financing Statement covers the following types (or Items) of property:
See Attached Exhibit to UCC Financing Statement dated July 30, 1998
6. Gross sales price of collateral
$  _______________ Sales or use tax paid to State of

The Secured party Is                 Is not     5. Assignee(s) of Secured
                                                   Party and
purchase money lender of the collateral.           Address(es)

This statement Is filed without the debtor's signature to perfect a security
interest in collateral. (Check if so)   Microfilm No.
__ already subject to a security Interest In another jurisdiction when It was brought Into this state.
__ which is proceeds of the original collateral described above In which a security interest was perfected:

Check X if covered: X Proceeds of Collateral are also covered. X Products of collateral are also covered. No. of additional Sheets presented: 1

3. Maturity date (if any):             Approved by Department of Commerce
                                       Division of Corporations
                                       and Commercial Code.
John J. Poleman, President             Far West Bank
By:/s/John J. Poleman
   signature(s) of Debtor(s)            Signature(s) of Secured Party(ies)

                      STANDARD FORM - FORM UCC-1.
                         (5) DEBTOR COPY

            EXHIBIT TO UCC-1 FINANCING STATEMENT

DEBTOR                                                  July 30, 1998

   GALAXY MALL SSN / Tax ID # 87-0562539
MAILING ADDRESS:
   890 NORTH INDUSTRIAL DRIVE, OREM, UT 84057

COLLATERAL DESCRIPTION:
All Equipment; together with the following specifically described property:
SEE ATTACHED LIST; whether any of the foregoing Is owned now or acquired later; all accessions, additions, replacements, and substitutions relating to any of the foregoing; all records of any kind relating to any of the foregoing; all proceeds relating to any of the foregoing (including Insurance, general Intangibles and accounts proceeds).

      This Exhibit is executed on the same date as the UCC-1 Financing Statement by Far West Bank and the undersigned.
JOHN J. POLEMAN, PRESIDENT                        Far West Bank
By:/s/John J. Poleman                       BY:
  Signature(s) of Debtor(s)                 Signature(s) of Secured Party(ies)

                        NOTICE OF FINAL AGREEMENT
Principal  Loan Date   Maturity   Loan No.   Collateral  Officer
$100,000.00 7/30/1998 7/30/1999 55-50118-3    0100        COMM

References in the shaded area are for Lender's use only and do not limit the applicability of this document to any particular loan or Item.

Borrower:                                  Lender:
    GALAXY MALL (TIN: 87-0662639)           Far West Bank
    890 NORTH INDUSTRIAL DRIVE              2191 North Canyon Rd.
    OREM, UT 84057                          Provo, UT 84604

BY SIGNING THIS DOCUMENT EACH PARTY REPRESENTS AND AGREES THAT: (A) THE WRITTEN LOAN AGREEMENT REPRESENTS THE FINAL AGREEMENT BETWEEN THE PARTIES, (B) THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES, AND (C) THE WRITTEN LOAN AGREEMENT MAY NOT BE CONTRADICTED BY EVIDENCE OF ANY PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OR UNDERSTANDINGS OF THE PARTIES.

As used In this Notice, the following terms have the following meanings:

Loan. The term "Loan" means the following described loan: a Variable Rate (3.000% over THE WALL STREET JOURNAL PRIME RATE, making an Initial rate of 11.500%), Nondisclosable Revolving Line of Credit Loan to a Corporation for $100,000.00 due on July 30, 1999.

Parties. The term "Parties" means Far West Bank and any and all entities or Individuals who are obligated to repay the loan or have pledged property as security for the Loan, including without limitation the following:
  Borrower:           GALAXY MALL
  Guarantor:          JOHN J. POLEMAN

Loan Agreement. The term "Loan Agreement means one or more promises, promissory notes, agreements, undertakings, security agreements, deeds of trust or other documents, or commitments, or any combination of those actions or documents, relating to the Loan, Including without limitation the following:
                        NECESSARY FORMS
Corporate Resolution to Borrow   Promissory Note / Change In Terms Agr.
Commercial Guaranty              Security Agreement
Commercial Pledge Agreement      Irrevocable Stock or Bond Power
UCC - 1                          Collateral Receipt
Agreement to Provide Insurance   Disbursement Request and Authorization
Notice of Final Agreement
                         OPTIONAL FORMS
Verification from Corporate Commissioner

Each Party who signs below, other than Far West Bank, acknowledges, represents, and warrants to Far West Bank that It has received, read this Notice of Final Agreement. This Notice Is dated July 30, 1998.

BORROWER:

GALAXY MALL
By:
JOHN J. POLEMAN, PRESIDENT

GUARANTOR:

X
JOHN J. POLEMAN

LENDER:
Far West Bank

By:
Authorized Officer

                     COMMERCIAL GUARANTY
References In the shaded area are for Lenders use only and-do not limit the applicability of this document to any particular loan or item.

Borrower:  GALAXY MALL (TIN: 87-0562539)    Lender: Far West Bank
    890 NORTH INDUSTRIAL DRIVE              2191 North Canyon Rd.
    OREM, UT 84057                          Provo, UT 84604

Guarantor: JOHN J. POLEMAN
    4009 QUAIL RUN DRIVE
    PROVO, UT 84604

AMOUNT OF GUARANTY. The principal amount of this Guaranty Is One Hundred Thousand & 00/100 Dollars ($100,000.00).

GUARANTY. For good and valuable consideration, JOHN J. POLEMAN ("Guarantor") absolutely and unconditionally guarantees and promises to pay to Far West Bank ("Lender") or Its order, on demand, In legal tender of the United States of America, the Indebtedness (as that term Is defined below) of GALAXY MALL ("Borrower") to Lender on the terms and conditions set forth In this Guaranty. DEFINITIONS. The following words shall have the following meanings when used in this Guaranty:
Borrower. The word "Borrower" means GALAXY MALL.
Guarantor. The word "Guarantor" means JOHN J. POLEMAN.
Guaranty. The word "Guaranty" means this Guaranty made by Guarantor for the benefit of Lender dated July 30, 1998.
Indebtedness. The word "Indebtedness" means the Note, Including (a) all principal, (b) all interest, (c) all late charges, (d) all loan fees and loan charges, and (a) all collection costs and expenses relating to the Note or to any collateral for the Note. Collection costs and expenses Include without limitation all of Lender's reasonable attorneys' fees and Lender's legal expenses, whether or not suit is Instituted, and reasonable attorneys' fees and legal expenses for bankruptcy proceedings (including efforts to modify or vacate any automatic stay or Injunction), appeals, and any anticipated post-judgment collection services.
Lender. The word "Lender" means Far West Bank, Its successors and assigns. Note. The word "Note" means the promissory note or credit agreement dated July 30, 1998, In the original principal amount of $100,000.00 from Borrower to Lender, together with all renewals of, extensions of, modifications of, refinancings of, consolidations of, and substitutions for the promissory note or agreement. Notice to Guarantor: The Note evidences a revolving line of credit from Lender to Borrower.
Related Documents. The words "Related Documents" mean and Include without limitation all promissory notes. credit agreements, loan agreements, environmental agreements, guaranties, security agreements, mortgages, deeds of trust, and all other instruments, agreements and documents, whether now or hereafter existing, executed in connection with the Indebtedness.
MAXIMUM LIABILITY. The maximum liability of Guarantor under this Guaranty shall not exceed at any one time the sum of the principal amount of $100,000.00, plus all Interest thereon, plus all of Lender's costs, expenses, and attorneys' fees Incurred In connection with or relating to (a) the collection of the Indebtedness, (b) the collection and sale of any collateral for the Indebtedness or this Guaranty, or (c) the enforcement of this Guaranty. Attorneys' fees Include, without limitation, attorneys' fees whether or not there Is a lawsuit, and It there Is a lawsuit, any fees and costs for trial and appeals. The above limitation on liability is not a restriction on the amount of the Indebtedness of Borrower to Lender either In the aggregate or at any one time. If Lender presently holds one or more guaranties, or hereafter receives additional guaranties from Guarantor, the rights of Lender under all guaranties shall be cumulative. This Guaranty shall not (unless specifically provided below to the contrary) affect or invalidate any such other guaranties. The liability of Guarantor will be the aggregate liability of Guarantor under the terms of this Guaranty and any such other unterminated guaranties.
NATURE OF GUARANTY. Guarantor Intends to guarantee at all times the performance and prompt payment when due, whether at maturity or earlier by reason of acceleration or otherwise, of all Indebtedness within the limits set forth In the preceding section of this Guaranty. This Guaranty covers a revolving line of credit and guarantor understands and agrees that this guarantee shall be open and continuous until the line of credit Is terminated and the Indebtedness Is paid In full, as provided below.
DURATION OF GUARANTY. This Guaranty will take effect when received by Lender without the necessity of any acceptance by Lender, or any notice to Guarantor or to Borrower, and will continue In full force until all Indebtedness shall have been fully and finally paid and satisfied and all other obligations of Guarantor under this Guaranty shall have been performed In full. Release of any other guarantor or termination of any other guaranty of the Indebtedness shall not affect the liability of Guarantor under this Guaranty. A revocation received by Lender from any one or more Guarantors shall not affect the liability of any remaining Guarantors under this Guaranty. This Guaranty covers a revolving line of credit and It Is specifically anticipated that fluctuations will occur In the aggregate amount of Indebtedness owing from Borrower to Lender. Guarantor specifically acknowledges and agrees that fluctuations In the amount of Indebtedness, even to zero dollars ($ 0.00), shall not constitute a termination of this Guaranty. Guarantor's liability under this Guaranty shall terminate only upon (a) termination In writing by Borrower and Lender of the line of credit, (b) payment of the Indebtedness In full In legal tender, and (c) payment In full In legal tender of all other obligations of Guarantor under this Guaranty.
GUARANTOR'S AUTHORIZATION TO LENDER. Guarantor authorizes Lender, without notice or demand and without lessening Guarantor's liability under this Guaranty, from time to time: (a) to make one or more additional secured or unsecured loans to Borrower, to lease equipment or other goods to Borrower, or otherwise to extend additional credit to Borrower; (b) to alter, compromise, renew, extend, accelerate, or otherwise change one or more times the time for payment or other terms of the Indebtedness or any part of the Indebtedness, Including Increases and decreases of the rate of Interest on the Indebtedness; extensions may be repeated and may be for longer than the original loan term; (c) to take and hold security for the payment of this Guaranty or the Indebtedness, and exchange, enforce, waive, subordinate, fall or decide not to perfect, and release any such security, with or without the substitution of new collateral; (d) to release, substitute, agree not to sue, or deal with any one or more of Borrower's sureties, endorsers, or other guarantors on any terms or In any manner Lender may choose; (e) to determine how, when and what application of payments and credits shall be made an the Indebtedness; (0 to apply such security and direct the order or manner of sale thereof, Including without limitation, any nonjudicial sale permitted by the terms of the controlling security agreement or deed of trust, as Lender In Its discretion may determine; (g) to sell, transfer, assign, or grant participations In all or any part of the Indebtedness; and (h) to assign or transfer this Guaranty In whole or In part.
GUARANTOR'S REPRESENTATIONS AND WARRANTIES. Guarantor represents and warrants to Lender that (a) no representations or agreements of any kind have been made to Guarantor which would limit or quality In any way the terms of this Guaranty; (b) this Guaranty is executed at Borrower's request and not at the request of Lender; (c) Guarantor has full power, right and authority to enter Into this Guaranty; (d) the provisions of this Guaranty do not conflict with or result In a default under any agreement or other instrument binding upon Guarantor and do not result In a violation of any law, regulation, court decree or order applicable to Guarantor; (a) Guarantor has not and will not, without the prior written consent of Lender, sell, lease, assign, encumber, hypothecate, transfer, or otherwise dispose of all or substantially all of Guarantor's assets, or any Interest therein; (f) upon Lender's request, Guarantor will provide to Lender financial and credit Information In form acceptable to Lender, and all such financial Information which currently has been, and all future financial Information which will be provided to Lender Is and will be true and correct In all material respects and fairly present the financial condition of Guarantor as of the dates the financial Information Is provided; (g) no material adverse change has occurred In Guarantor's financial condition since the date of the most recent financial statements provided to Lender and no event has occurred which may materially adversely affect Guarantor's financial condition; (h) no litigation, claim, Investigation, administrative proceeding or similar action (including those for unpaid taxes) against Guarantor is pending or threatened; (I) Lender has made no representation to Guarantor as to the creditworthiness of Borrower; and 0) Guarantor has established adequate means of obtaining from Borrower on a continuing basis information regarding Borrower's financial condition. Guarantor agrees to keep adequately informed from such means of any facts, events, or circumstances which might In any way affect Guarantor's risks under this Guaranty, and Guarantor further agrees that, absent a request for information, Lender shall have no obligation to disclose to Guarantor any Information or documents acquired by Lender in the course of its relationship with Borrower.
GUARANTOR'S WAIVERS. Except as prohibited by applicable law, Guarantor waives any right to require Lender (a) to continue lending money or to extend other credit to Borrower; (b) to make any presentment, protest, demand, or notice of any kind, Including notice of any nonpayment of the Indebtedness or of any nonpayment related to any collateral, or notice of any action or nonaction on the part of Borrower, Lender, any surety, endorser, or other guarantor In connection with the Indebtedness or In connection with the creation of new or additional loans or obligations; (c) to resort for payment or to proceed directly or at once against any person, Including Borrower or any other guarantor; (d) to proceed directly against or exhaust any collateral held by Lender from Borrower, any other guarantor, or any other person; (a) to give notice of the terms, time, and place of any public or private sale of personal property security held by Lender from Borrower or to comply with any other applicable provisions of the Uniform Commercial Code; (f) to pursue any other remedy within Lender's power; or (g) to commit any act or omission of any kind, or at any time, with respect to any matter whatsoever.
Guarantor also waives and agrees not to assert or take advantage of (a) any right (including the right, If any, under Utah's one-action rule as set forth In Utah Code Annotated, 1963, Section 7847-1) to require Lander to proceed against or exhaust any security held by Lender at any time or to pursue any other remedy In Lender's power before proceeding against Guarantor-, (b) the release or surrender of any security held for the payments of the:
Indebtedness; or (c) any defense based upon an election of remedies (including, It available, an election of remedies to proceed by non-judicial foreclosure) by Lender which destroys or otherwise Impairs the subrogation rights of Guarantor or the right of Guarantor to proceed against Borrower for reimbursement, or both.
Guarantor further waives and agrees not to assert or claim at any time any deductions to the amount guaranteed under this Guaranty for any claim o setoff, counterclaim, counter demand, recoupment or similar right, whether such claim, demand or right may be asserted by the Borrower, the Guarantor, or both.
GUARANTOR'S UNDERSTANDING WITH RESPECT TO WAIVERS. Guarantor warrants and agrees that each of the waivers set forth above Is made with Guarantor's full knowledge of Its significance and consequences and that, under the circumstances, the waivers are reasonable and not contrary to public policy or law. If any such waiver Is determined to be contrary to any applicable law or public policy, such waiver shall be effective only to the extent permitted by law or public policy.
LENDER'S RIGHT OF SETOFF. In addition to all lions upon and rights of setoff against the moneys, securities or other property of Guarantor given to Lender by law, Lander shall have, with respect to Guarantor's obligations to Lender under this Guaranty and to the extent permitted by law, a contractual security Interest In and a right of setoff against, and Guarantor hereby assigns, convoys, delivers, pledges, and transfers to Lender all of Guarantor's right, title and Interest in and to, all deposits, moneys, securities and other property of Guarantor now or hereafter In the possession of or on deposit with Lender, whether held In a general or special account or deposit, whether held jointly with someone else, or whether hold for safekeeping or otherwise, excluding however all IRA, Keogh, and trust accounts. Every such security interest and right of setoff may be exercised without demand upon or notice to Guarantor. No security interest or right of setoff shall be deemed to have been waived by any act or conduct on the part of Lender or by any neglect to exercise such right of setoff or to enforce such security Interest or by any delay In so doing. Every right of setoff and security Interest shall continue In full force and effect until such right of setoff or security Interest Is specifically waived or released by an instrument In writing executed by Lender.
SUBORDINATION OF BORROWER'S DEBTS TO GUARANTOR. Guarantor agrees that the Indebtedness of Borrower to Lender, whether now existing or hereafter created, shall be prior to any claim that Guarantor may now have or hereafter acquire against Borrower, whether or not Borrower becomes Insolvent. Guarantor hereby expressly subordinates any claim Guarantor may have against Borrower, upon any account whatsoever, to any claim that Lender may now or hereafter have against Borrower. In the event of Insolvency and consequent liquidation of the assets of Borrower, through bankruptcy, by an assignment for the benefit of creditors, by voluntary liquidation, or otherwise, the assets of Borrower applicable to the payment of the claims of both Lender and Guarantor shall be paid to Lender and shall be first applied by Lender to the Indebtedness of Borrower to Lender. Guarantor does hereby assign to Lender all claims which It may have or acquire against Borrower or against any assignee or trustee In bankruptcy of Borrower; provided however, that such assignment shall be effective only for the purpose of assuring to Lender full payment in legal tender of the Indebtedness. If Lander so requests, any notes or credit agreements now or hereafter evidencing any debts or obligations of Borrower to Guarantor shall be marked with a legend that the same are subject to this Guaranty and shall be delivered to Lender. Guarantor agrees.. and Lender hereby Is authorized, in the name of Guarantor, from time to time to execute and file financing statements and continuation statements and to execute such other documents and to take such other actions as Lender deems necessary or appropriate to perfect, preserve and enforce its rights under this Guaranty. MISCELLANEOUS PROVISIONS. The following miscellaneous provisions are a part of this Guaranty:
  Amendments. This Guaranty, together with any Related Documents, constitutes the entire understanding and agreement of the parties as to the matters set forth In this Guaranty. No alteration of or amendment to this Guaranty shall be effective unless given In writing and signed by the party or parties sought to be charged or bound by the alteration or amendment.
  Applicable Law. This Guaranty has been delivered to Lender and accepted by Lender In the State of Utah. If there Is a lawsuit, Guarantor agrees upon Lender's request to submit to the jurisdiction of the courts of Utah County, State of Utah. This Guaranty shall be governed by and construed In accordance with the laws of the State of Utah.
  Attorneys' Fees; Expenses. Guarantor agrees to pay upon demand all of Lender's costs and expenses, Including reasonable attorneys' fees and Lender's legal expenses, Incurred In connection with the enforcement of this Guaranty. Lender may pay someone else to help enforce this Guaranty, and Guarantor shall pay the costs and expenses of such enforcement. Costs and expenses include Lender's reasonable attorneys' fees and legal expenses whether or not a salaried employee of Lender and whether or not there is a lawsuit, including reasonable attorneys' fees and legal expenses for bankruptcy proceedings (and Including efforts to modify or vacate any automatic stay or injunction), appeals, and any anticipated post-judgment collection services. Guarantor also shall pay all court costs and such additional fees as may be directed by the court.
  Notices. All notices required to be given by either party to the other under this Guaranty shall be In writing, may be sent by telefacsimile (unless otherwise required by law), and shall be effective when actually delivered or when deposited with a nationally recognized overnight courier, or when deposited In the United States mail, first class postage prepaid, addressed to the party to whom the notice is to be given at the address shown above or to such other addresses as either party may designate to the other In writing. If there Is more than one Guarantor, notice to any Guarantor will constitute notice to all
  Guarantors. For notice purposes, Guarantor agrees to keep Lender informed at all times of Guarantor's current address.
  Interpretation. In all cases where there Is more than one Borrower or Guarantor, then all words used In this Guaranty In the singular shall be deemed to have been used In the plural where the context and construction so require; and where there Is more than one Borrower named In this Guaranty or when this Guaranty Is executed by more than one Guarantor, the words "Borrower" and "Guarantor" respectively shall mean all and any one or more of them. The words "Guarantor," "Borrower," and "Lender" include the heirs, successors, assigns, and transferees of each of them. Caption headings In this Guaranty are for convenience purposes only and are not to be used to Interpret or define the provisions of this Guaranty. If a court of competent jurisdiction finds any provision of this Guaranty to be Invalid or unenforceable as to any person or circumstance, such finding shall not render that provision invalid or unenforceable as to any other persons or circumstances, and all provisions of this Guaranty In all other respects shall remain valid and enforceable. If any one or more of Borrower or Guarantor are corporations or partnerships, it is not necessary for Lender to inquire Into the powers of Borrower or Guarantor or of the officers, directors, partners, or agents acting or purporting to act on their behalf, and any Indebtedness made or created In reliance upon the professed exercise of such powers shall be guaranteed under this Guaranty.
  Waiver. Lender shall not be deemed to have waived any rights under this Guaranty unless such waiver Is given In writing and signed by Lender. No delay or omission on the part of Lender In exercising any right shall operate as a waiver of such right or any other right. A waiver by Lander of a provision of this Guaranty shall not prejudice or constitute a waiver of Lender's right otherwise to demand strict compliance with that provision or any other provision of this Guaranty. No prior waiver by Lander, nor any course of dealing between Lander and Guarantor, shall constitute a waiver of any of Lender's rights or of any of Guarantor's obligations as to any future transactions. Whenever the consent of Lander Is required under this Guaranty, the granting of such consent by Lander In any Instance shall not constitute continuing consent to subsequent Instances where such consent Is required and In all cases such consent may be granted or withheld in the sole discretion of Lender.
  EACH UNDERSIGNED GUARANTOR ACKNOWLEDGES HAVING READ ALL THE PROVISIONS OF THIS GUARANTY AND AGREES TO ITS TERMS. IN ADDITION, EACH GUARANTOR UNDERSTANDS THAT THIS GUARANTY IS EFFECTIVE UPON GUARANTOR'S EXECUTION AND
DELIVERY OF THIS GUARANTY TO LENDER AND THAT THE GUARANTY WILL CONTINUE UNTIL TERMINATED IN THE MANNER SET FORTH
IN THE SECTION TITLED "DURATION OF GUARANTY." NO FORMAL ACCEPTANCE BY LENDER IS NECESSARY TO MAKE THIS GUARANTY EFFECTIVE. THIS GUARANTY IS DATED JULY 30, 1998.
GUARANTOR

/S/John J. Poleman
John J. Poleman, president

             COMMERCIAL PLEDGE AND SECURITY AGREEMENT
Principal  Loan Date   Maturity   Loan No.   Collateral  Officer
$100,000.00 7/30/1998 7/30/1999 55-50118-3    0100        COMM

References In the shaded area are for Lender's use only and do not limit the applicability of this document to any particular loan or item.

Borrower:  GALAXY MALL (TIN: 87-0682639)  Lender:  Far West Bank
    890 NORTH INDUSTRIAL DRIVE              2191 North Canyon Rd.
    OREM, UT 84057                          Provo, UT 84604

THIS COMMERCIAL PLEDGE AND SECURITY AGREEMENT Is entered Into between GALAXY MALL (referred to below as "Grantor"); and Far West Bank (referred to below as "Lender").
GRANT OF SECURITY INTEREST. For valuable consideration, Grantor grants to Lender a security Interest In the Collateral to secure the Indebtedness and agrees that Lender shall have the rights stated In this Agreement with respect to the Collateral, In addition to all other rights which Lender may have by law.
DEFINITIONS. The following words shall have the following meanings when used In this Agreement:
Agreement. The word "Agreement" means this Commercial Pledge and Security Agreement, as this Commercial Pledge and Security Agreement may be amended or modified from time to time, together with all exhibits and schedules attached to this Commercial Pledge and Security Agreement from time to time. Collateral. The word "Collateral" means the following specifically described property, which Grantor has delivered or agrees to deliver (or cause to be delivered or appropriate book-entries made) immediately to Lender, together with all Income and Proceeds as described below:

 101000.000 shares of GALAXY ENTERPRISES, INC 363174 10 3 #1102

In addition, the word "collateral" Includes all property of Grantor, In the possession of Lender (or In the possession of a third party subject to the control of Lender), whether now or hereafter existing and whether tangible or intangible in character, Including without limitation each of the following:

 (a) All property to which Lender acquires title or documents of title.
 (b) All property assigned to Lender.
 (c) All promissory notes, bills of exchange, stock certificates, bonds, savings passbooks, time certificates of deposit, Insurance policies, and all other Instruments and evidences of an obligation.
(d) All records relating to any of the property described In this Collateral section, whether In the form of a writing, microfilm, microfiche, or electronic media.
Event of Default. The words "Event of Default mean and include without limitation any of the Events of Default set forth below in the section titled "Events of Default."
Grantor. The word "Grantor" means GALAXY MALL, Its successors and assigns. Guarantor. The word "Guarantor" means and Includes without limitation each and all of the guarantors, sureties, and accommodation parties In connection with the Indebtedness.
Income and Proceeds. The words "Income and Proceeds" mean all present and future Income, proceeds, earnings, Increases, and substitutions from or for the Collateral of every kind and nature, including without limitation all payments, interest, profits, distributions, benefits, rights, options, warrants, dividends, stock dividends, stock splits, stock rights, regulatory dividends, distributions, subscriptions, monies, claims for money due and to become due, proceeds of any Insurance on the Collateral, shares of stock of different par value or no par value Issued In substitution or exchange for shares Included in the Collateral, and all other property Grantor Is entitled to receive on account of such Collateral, including accounts, documents, Instruments, chattel paper, and general Intangibles.
Indebtedness. The word "Indebtedness" means the Indebtedness evidenced by the Note, Including all principal and Interest, together with all other Indebtedness and costs and expenses for which Grantor Is responsible under this Agreement or under any of the Related Documents.
Lender. The word "Lender" means Far West Bank, Its successors and assigns. Note. The word "Note" means the note or credit agreement dated July 30, 1998, In the principal amount of $100,000.00 from GALAXY MALL to Lender, together with all renewals of, extensions of, modifications of, refinancings of, consolidations of and substitutions for the note or credit agreement.
Obligor. The word "Obligor" means and Includes without limitation any and all persons or entities obligated to pay money or to perform some other act under the Collateral.
Related Documents. The words "Related Documents" mean and Include without limitation all promissory notes, credit agreements, loan agreements, environmental agreements, guaranties, security agreements, mortgages, deeds of trust, and all other instruments, agreements and documents, whether now or hereafter existing, executed In connection with the Indebtedness.
RIGHT OF SETOFF. Grantor hereby grants Lender a contractual security Interest In and hereby assigns, conveys, delivers, pledges, and transfers all of Grantor's right, title and Interest In and to Grantor's accounts with Lender (whether checking, savings, or some other account), including all accounts held jointly with someone else and all accounts Grantor may open In the future, excluding, however, all IRA and Keogh accounts, and all trust accounts for which the grant of a security Interest would be prohibited by law.
Grantor authorizes Lender, to the extent permitted by applicable law, to charge or setoff all Indebtedness against any and all such accounts.
GRANTOR'S REPRESENTATIONS AND WARRANTIES WITH RESPECT TO THE COLLATERAL. Grantor represents and warrants to Lender that:
Ownership. Grantor Is the lawful owner of the Collateral free and clear of all security Interests, liens, encumbrances and claims of others except as disclosed to and accepted by Lender In writing prior to execution of this Agreement.
Right to Pledge. Grantor has the full right, power and authority to enter Into this Agreement and to pledge the Collateral.
Binding Effect. This Agreement Is binding upon Grantor, as well as Grantor's heirs, successors, representatives and assigns, and Is legally enforceable In accordance with Its terms.
No Further Assignment. Grantor has not, and will not, sell, assign, transfer, encumber or otherwise dispose of any of Grantor's rights In the Collateral except as provided In this Agreement.
No Defaults. There are no defaults existing under the Collateral, and there are no offsets or counterclaims 'to 'he same. Grantor will strictly and promptly perform each of the terms, conditions, covenants and agreements contained in the Collateral which are to be performed by Grantor, if any.
No Violation. The execution and delivery of this Agreement will not violate any law or agreement governing Grantor or to which Grantor is a party, and its certificate or articles of Incorporation and bylaws do not prohibit any term or condition of this Agreement.
LENDER'S RIGHTS AND OBLIGATIONS WITH RESPECT TO COLLATERAL. Lender may hold the Collateral until all the Indebtedness has been paid and satisfied and thereafter may deliver the Collateral to any Grantor. Lender shall have the following rights In addition to all other rights it may have by law:
Maintenance and Protection of Collateral. Lender may, but shall not be obligated to, take such steps as it deems necessary or desirable to protect, maintain, insure, store, or care for the Collateral, Including payment of any liens or claims against the Collateral. Lender may charge any cost Incurred in so doing to Grantor.
Income and Proceeds from the Collateral. Lender may receive all Income and Proceeds and add It to the Collateral. Grantor agrees to deliver to Lender Immediately upon receipt, in the exact form received and without commingling with other property, all Income and Proceeds from the Collateral which may be received by, paid, or delivered to Grantor or for Grantor's account, whether as an addition to, In discharge of, in substitution of, or in exchange for any of the Collateral.
Application of Cash. At Lender's option, Lender may apply any cash, whether Included in the Collateral or received as Income and Proceeds or through liquidation, sale, or retirement, of the Collateral, to the satisfaction of the Indebtedness or such portion thereof as Lender shall choose, whether or not matured.
Transactions with Others. Lender may (a) extend time for payment or other performance, (b) grant a renewal or change in terms or conditions, or (c) compromise, compound or release any obligation, with any one or more Obligors, endorsers, or Guarantors of the Indebtedness as Lender deems advisable, without obtaining the prior written consent of Grantor, and no such act or failure to act shall affect Lender's rights against Grantor or the Collateral.
All Collateral Secures Indebtedness. All Collateral shall be security for the Indebtedness, whether the Collateral is located at one or more offices or branches of Lander and whether or not the office or branch where the Indebtedness Is created is aware of or relies upon the Collateral.
Collection of Collateral. Lender, at Lenders option may, but need not, collect directly from the Obligors on any of the Collateral all Income and Proceeds or other sums of money and other property due and to become due under the Collateral, and Grantor authorizes and directs the Obligors, If Lender exercises such option, to pay and deliver to Lander all Income and Proceeds and other sums of money and other property payable by the terms of the Collateral and to accept Lender's receipt for the payments.
Power of Attorney. Grantor irrevocably appoints Lender as Grantor's attorney-In-fact, with full power of substitution, (a) to demand, collect, receive, receipt for, sue and recover all Income and Proceeds and other sums of money and other property which may now or hereafter become due, owing or payable from the Obligors In accordance with the terms of the Collateral; (b) to execute, sign and endorse any and all instruments, receipts, checks, drafts and warrants Issued In payment for the Collateral; (c) to settle or compromise any and all claims arising under the Collateral, and In the place and stead of Grantor, execute and deliver Grantor's release and acquittance for Grantor;
(d) to file any claim or claims or to take any action or Institute or take part In any proceedings, either In Lander's own name or In the name of Grantor, or otherwise, which In the discretion of Lander may seem to be necessary or advisable; and (a) to execute in Grantor's name and to deliver to the Obligors on Grantor's behalf, at the time and In the manner specified by the Collateral, any necessary instruments or documents.
Perfection of Security Interest. Upon request of Lender, Grantor will deliver to Lender any and all of the documents evidencing or constituting the Collateral. When applicable law provides more than one method of perfection of Lender's security Interest, Lender may choose the method(s) to be used. Upon request of Lander, Grantor will sign and deliver any writings necessary to perfect Lender's security Interest. If the Collateral consists of securities for which no certificate has been Issued, Grantor agrees, at Lender's option, either to request issuance of an appropriate certificate or to execute appropriate Instructions on Lender's forms Instructing the issuer, transfer agent, mutual fund company, or broker, as the case may be, to record on Its books or records, by book-entry or otherwise, Lender's security interest in the Collateral. Grantor hereby appoints Lender as Grantor's Irrevocable attorney-in-fact for the purpose of executing any documents necessary to perfect or to continue the security Interest granted in this Agreement. This Is a continuing Security Agreement and will continue In effect even though all or any part of the Indebtedness Is paid In full and even though for a period of time Grantor may not be Indebted to Lender.
EXPENDITURES BY LENDER. If not discharged or paid when due, Lander may (but shall not be obligated to) discharge or pay any amounts required to be discharged or paid by Grantor under this Agreement, Including without limitation all taxes, lions, security interests, encumbrances, and other claims, at any time levied or placed on the Collateral. Lander also may (but shall not be obligated to) pay all costs for insuring, maintaining and preserving the Collateral. All such expenditures Incurred or paid by Lender for such purposes will then bear Interest at the rate charged under the Note from the date Incurred or paid by Lender to the date of repayment by Grantor. All such expenses shall become a part of the Indebtedness and, at Lenders option, will (a) be payable on demand, (b) be added to the balance of the Note and be apportioned among and be payable with any Installment payments to become due during either (i) the term of any applicable Insurance policy or
(ii) the remaining term of the Note, or (c) be treated as a balloon payment which will be due and payable at the Note's maturity. This Agreement also will secure payment of these amounts. Such right shall be In addition to all other rights and remedies to which Lender may be entitled upon the occurrence of an Event of Default.
LIMITATIONS ON OBLIGATIONS OF LENDER. Lender shall use ordinary reasonable care In the physical preservation and custody of the Collateral In Lenders possession, but shall have no other obligation to protect the Collateral or Its value. In particular, but without limitation, Lender shall have no responsibility for (a) any depreciation In value of the Collateral or for the collection or protection of any Income and Proceeds from the Collateral, (b) preservation of rights against parties to the Collateral or against third persons, (q) ascertaining any maturities, calls, conversions, exchanges, offers, tenders, or similar matters relating to any of the Collateral, or (d) Informing Grantor about any of the above, whether or not Lender has or Is deemed to have knowledge of such matters. Except as provided above, Lender shall have no liability for depreciation or deterioration of the Collateral. EVENTS OF DEFAULT. Each of the following shall constitute an Event of Default under this Agreement:
Default on Indebtedness. Failure of Grantor to make any payment when due on the Indebtedness.
Other Defaults. Failure of Grantor to comply with or to perform any other term, obligation, covenant or condition contained in this Agreement or in any of the Related Documents or in any other agreement between Lender and Grantor. False Statements. Any warranty, representation or statement made or furnished to Lender by or on behalf of Grantor under this Agreement, the Note or the Related Documents Is false or misleading In any material respect, either now or at the time made or furnished.
Defective Collateralization. This Agreement or any of the Related Documents ceases to be in full force and effect (including failure of any collateral documents to create a valid and perfected security Interest or lien) at any time and for any reason.
Insolvency. The dissolution or termination of Grantor's existence as a going business, the Insolvency of Grantor, the appointment of a receiver for any part of Grantor's property, any assignment for the benefit of creditors, any type of creditor workout, or the commencement of any proceeding under any bankruptcy or Insolvency laws by or against Grantor.
Creditor or Forfeiture Proceedings. Commencement of foreclosure or forfeiture proceedings, whether by judicial proceeding, self-help, repossession or any other method, by any creditor of Grantor or by any governmental agency against the Collateral or any other collateral securing the Indebtedness. This Includes a garnishment of any of Grantor's deposit accounts with Lender. However, this Event of Default shall not apply If there Is a good faith dispute by Grantor as to the validity or reasonableness of the claim which is the basis of the creditor or forfeiture proceeding and If Grantor gives Lender written notice of the creditor or forfeiture proceeding and deposits with Lender monies or a surety bond for the creditor or forfeiture proceeding, In an amount determined by Lender, In Its sole discretion, as being an adequate reserve or bond for the dispute.
Events Affecting Guarantor. Any of the preceding events occurs with respect to any Guarantor of any of the Indebtedness or such Guarantor dies or becomes Incompetent. Lender, at Its option, may, but shall not be required to, permit the Guarantor's estate to assume unconditionally the obligations arising under the guaranty In a manner satisfactory to Lander, and, In doing so, cure the Event of Default.
Adverse Change. A material adverse change occurs In Grantor's financial condition, or Lender believes the prospect of payment or performance of the Indebtedness Is Impaired.
Right to Cure. If any default, other than a Default on Indebtedness, Is curable and If Grantor has not been given a prior notice of a breach of the same provision of this Agreement, It may be cured (and no Event of Default will have occurred) if Grantor, after Lender sends written notice demanding cure of such default, (a) cures the default within fifteen (16) days; or (b), if the cure requires more than fifteen (15) days, immediately Initiates steps which Lender deems in Lender's sole discretion to be sufficient to cure the default and thereafter continues and completes all reasonable and necessary steps sufficient to produce compliance as soon as reasonably practical.
RIGHTS AND REMEDIES ON DEFAULT. If an Event of Default occurs under this Agreement, at any time thereafter, Lender may exercise any one or more of the following rights and remedies:
Accelerate Indebtedness. Declare all Indebtedness, Including any prepayment penalty which Grantor would be required to pay, immediately due and payable, without notice of any kind to Grantor.
Collect the Collateral. Collect any of the Collateral and, at Lender's option and to the extent permitted by applicable law, retain possession of the Collateral while suing on the Indebtedness.
Sell the Collateral. Sell the Collateral, at Lender's discretion, as a unit or In parcels, at one or more public or private sales. Unless the Collateral Is perishable or threatens to decline speedily In value or Is of a type customarily sold on a recognized market, Lender shall give or mail to Grantor, or any of them, notice at least ten (10) days In advance of the time and place of any public sale, or of the date after which any private sale may be made. Grantor agrees that any requirement of reasonable notice Is satisfied If Lender mails notice by ordinary mail addressed to Grantor, or any of them, at the last address Grantor has given Lender In writing. If a public sale Is held, there shall be sufficient compliance with all requirements of notice to the public by a single publication In any newspaper of general circulation in the county where the Collateral is located, setting forth the time and place of sale and a brief description of the property to be sold. Lender may be a purchaser at any public sale.
Register Securities. Register any securities Included In the Collateral In Lender's name and exercise any rights normally Incident to the ownership of securities.
Sell Securities. Sell any securities Included In the Collateral In a manner consistent with applicable federal and state securities laws, notwithstanding any other provision of this or any other agreement. If, because of restrictions under such laws, Lender is or believes it is unable to sell the securities in an open market transaction, Grantor agrees that Lender shall have no obligation to delay sale until the securities can be registered, and may make a private sale to one or more persons or to a restricted group of persons, even though such sale may result in a price that Is less favorable than might be obtained In an open market transaction, and such a sale shall be considered commercially reasonable. If any securities held as Collateral are "restricted securities" as defined In the Rules of the Securities and Exchange Commission (such as Regulation D or Rule 144) or state securities departments under state "Blue Sky" laws, or if Grantor is an affiliate of the Issuer of the securities, Grantor agrees that neither Grantor nor any member of Grantor's family will sell or dispose of any securities of such Issuer without obtaining Lender's prior written consent.
Foreclosure. Maintain a judicial suit for foreclosure and sale of the Collateral.
Transfer Title. Effect transfer of Offs upon sale of all or part of the Collateral.
For this purpose, Grantor Irrevocably appoints Lender as Its attorney--in-fact to execute endorsements, assignments and Instruments In the name of Grantor and each of them (if more than one) as shall be necessary or reasonable.
Other Rights and Remedies. Have and exercise any or all of the rights and remedies of a secured creditor under the provisions of the Uniform Commercial Code, at law, In equity, or otherwise.
Application of Proceeds. Apply any cash which Is part of the Collateral, or which Is received from the collection or sale of the Collateral, to reimbursement of any expenses, Including any costs for registration of securities, commissions incurred In connection with a sale, attorney fees as provided below, as provided below, and court costs, whether or not there Is a lawsuit and including any fees on appeal, incurred by Lender In connection with the collection and sale of such Collateral and to the payment of the Indebtedness of Grantor to Lender, with any excess funds to be paid to Grantor as the Interests of Grantor may appear. Grantor agrees, to the extent permitted by law, to pay any deficiency after application of the proceeds of the Collateral to the Indebtedness.
Cumulative Remedies. All of Lender's rights and remedies, whether evidenced by this Agreement or by any other writing, shall be cumulative and may be exercised singularly or concurrently. Election by Lender to pursue any remedy shall not exclude pursuit of any other remedy, and an election to make expenditures or to take action to perform an obligation of Grantor under this Agreement, after Grantor's failure to perform, shall not affect Lender's right to declare a default and to exercise Its remedies.
MISCELLANEOUS PROVISIONS. The following miscellaneous provisions are a part of this Agreement:
Amendments. This Agreement, together with any Related Documents, constitutes the entire understanding and agreement of the parties as to the matters set forth in this Agreement. No alteration of or amendment to this Agreement shall be effective unless given in writing and signed by the party or parties sought to be charged or bound by the alteration or amendment.
Applicable Law. This Agreement has been delivered to Lender and accepted by Lender In the State of Utah. If there Is a lawsuit, Grantor agrees upon Lender's request to submit to the jurisdiction of the courts of Utah County, the State of Utah. This Agreement shall be governed by and construed In accordance with the laws of the State of Utah. Attorneys' Fees; Expenses. Grantor agrees to pay upon demand all of Lender's costs and expenses, Including reasonable attorneys' fees and Lenders legal expenses, Incurred In connection with the enforcement of this Agreement. Lender may pay someone else to help enforce this Agreement, and Grantor shall pay the costs and expenses of such enforcement. Costs and expenses include Lender's reasonable attorneys' fees and legal expenses whether or not a salaried employee of Lender and whether or not there Is a lawsuit, Including reasonable attorneys' fees and legal expenses for bankruptcy proceedings (and Including efforts to modify or vacate any automatic stay or Injunction), appeals, and any anticipated post-judgment collection services. Grantor also shall pay all court costs and such additional fees as may be directed by the court.
Caption Headings. Caption headings In this Agreement are for convenience purposes only and are not to be used to interpret or define the provisions of this Agreement.
Notices. All notices required to be given under this Agreement shall be given in writing, may be sent by Telefacsimile (unless otherwise required by law), and shall be effective when actually delivered or when deposited with a nationally recognized overnight courier or deposited In the United States mail, first class, postage prepaid, addressed to the party to whom the notice Is to be given at the address shown above. Any party may change Its address for notices under this Agreement by giving formal written notice to the other parties, specifying that the purpose of the notice Is to change the party's address. To the extent permitted by applicable law, If there is more than one Grantor, notice to any Grantor will constitute notice to all Grantors. For notice purposes, Grantor will keep Lender informed at all times of Grantees current address(es).
Severability. If a court of competent jurisdiction finds any provision of this Agreement to be invalid or unenforceable as to any person or circumstance, such finding shall not render that provision Invalid or unenforceable as to any other persons or circumstances. If feasible, any such offending provision shall be deemed to be modified to be within the limits of enforceability or validity; however, If the offending provision cannot be so modified, It shall be stricken and all other provisions of this Agreement In all other respects shall remain valid and enforceable.
Successor Interests. Subject to the limitations set forth above on transfer of the Collateral, this Agreement shall be binding upon and Inure to the benefit of the parties, their successors and assigns.
Waiver. Lender shall not be deemed to have waived any rights under this Agreement unless such waiver Is given In writing and signed by Lender. No delay or omission on the part of Lender In exercising any right shall operate as a waiver of such right or any other right. A waiver by Lender of a provision of this Agreement shall not prejudice or constitute a waiver of Lender's right otherwise to demand strict compliance with that provision or any other provision of this Agreement. No prior waiver by Lender, nor any course of dealing between Lender and Grantor, shall constitute a waiver of any of Lender's rights or of any of Grantor's obligations as to any future transactions. Whenever the consent of Lender Is required under this Agreement, the granting of such consent by Lender in any instance shall not constitute continuing consent to subsequent Instances where such consent Is required and In all cases such consent may be granted or withheld in the sole discretion of Lender.
GRANTOR ACKNOWLEDGES HAVING READ ALL THE PROVISIONS OF THIS PLEDGE AND SECURITY AGREEMENT, AND GRANTOR AGREES TO ITS TERMS. THIS AGREEMENT IS DATED JULY 30, 1998.

GRANTOR:
GALAXY MALL

BY:/s/John J. Poleman
    JOHN J. POLEMAN, PRESIDENT

               COMMERCIAL SECURITY AGREEMENT
Principal  Loan Date   Maturity   Loan No.   Collateral  Officer
$100,000.00 7/30/1998 7/30/1999 55-50118-3    0100        COMM

References In the shaded area are for Lender's use only and do not limit the applicability of this document to any particular loan or Item.

Borrower: GALAXY MALL (TIN: 87-CS82S39)     Lender: Far West Bank
    890 NORTH INDUSTRIAL DRIVE              2191 North Canyon Rd.
    OREM, UT 84057                          Provo, UT 84604

THIS COMMERCIAL SECURITY AGREEMENT Is entered Into between GALAXY MALL (referred to below as "Grantor"); and Far West Ban (referred to below as "Lender"). For valuable consideration, Grantor grants to Lender a security Interest In the Collateral to secure the Indebtedness and agrees that Lender shall have the rights stated In this Agreement with respect to the Collateral, In addition to all of the rights which Lender may have by law.
DEFINITIONS. The following words shall have the following meanings when used in this Agreement. Terms not otherwise defined In this Agreement shall have the meanings attributed to such terms In the Uniform Commercial Code. All references to dollar amounts shall mean amounts in lawful money of the United States of America.
Agreement. The word "Agreement" means this Commercial Security Agreement, as this Commercial Security Agreement may be amended o modified from time to time, together with all exhibits and schedules attached to this Commercial Security Agreement from time to time.
Collateral. The word "Collateral means the following described property of Grantor, whether now owned or hereafter acquired, whether nom existing or hereafter arising, and wherever located:
  All equipment, together with the following specifically described property:
SEE ATTACHED LIST
  In addition, the word "Collateral" Includes all the following, whether now owned or hereafter acquired, whether now existing or hereafter arising and wherever located:
  (a) All attachments, accessions, accessories, tools, parts, supplies, Increases, and additions to and all replacements of and substitutions for any property described above.
  (b) All products and produce of any of the property described In this Collateral section.
  (c) All accounts, general Intangibles, Instruments, rents, monies, payments, and all other rights, arising out of a sale, lease, or other disposition of any of the property described In this Collateral section.
  (d) All proceeds (Including Insurance proceeds) from the sale, destruction, loss, or other disposition of any of the property described In this Collateral section.
  (e) All records and data relating to any of the property described In this Collateral section, whether In the form of a writing, photograph, microfilm, microfiche, or electronic media, together with all of Grantor's right, title, and interest in and to all computer software required to utilize, create, maintain, and process any such records or data on electronic media.
  Event of Default. The words "Event of Default mean and Include without limitation any of the Events of Default set forth below in the section titled "Events of Default."
Grantor. The word "Grantor" means GALAXY MALL, Its successors and assigns. Guarantor. The word "Guarantor" means and Includes without limitation each and all of the guarantors, sureties, and accommodation parties In connection with the Indebtedness.
Indebtedness. The word "Indebtedness" means the Indebtedness evidenced by the Note, Including all principal and Interest, together with all other Indebtedness and costs and expenses for which Grantor Is responsible under this Agreement or under any of the Related Documents.
Lender. The word "Lender" means Far West Bank, Its successors and assigns. Note. The word "Note" means the note or credit agreement dated July 30, 1998, In the principal amount of $100,000.00 from GALAXY MALL to Lender, together with all renewals of, extensions of, modifications of, refinancings of, consolidations of and substitutions for the note or credit agreement.
Related Documents. The words "Related Documents" mean and Include without limitation all promissory notes, credit agreements, loan agreements, environmental agreements, guaranties, security agreements, mortgages, deeds of trust, and all other instruments, agreements and documents, whether now or hereafter existing, executed In connection with the Indebtedness.
RIGHT OF SETOFF. Grantor hereby grants Lender a contractual security Interest in and hereby assigns, conveys, delivers, pledges, and transfers all of Grantor's right, title and Interest in and to Grantor's accounts with Lender (whether checking, savings, or some other account), including all accounts hold jointly with someone else and all accounts Grantor may open In the future, excluding, however, all IRA and Keogh accounts, and all trust accounts for which the grant of a security Interest would be prohibited by law. Grantor authorizes Lender, to the extent permitted by applicable law, to charge or setoff all Indebtedness against any and all such accounts.
OBLIGATIONS OF GRANTOR. Grantor warrants and covenants to Lender as follows:
Organization. Grantor Is a corporation which Is duly organized, validly existing, and In good standing under the laws of the State of Utah. Authorization. The execution, delivery, and performance of this Agreement by Grantor have been duly authorized by all necessary action by Grantor and do not conflict with, result In a violation of, or constitute a default under (a) any provision of its articles of Incorporation or organization, or bylaws, or any agreement or other Instrument binding upon Grantor or (b) any law, governmental regulation, court decree, or order applicable to Grantor. Perfection of Security Interest. Grantor agrees to execute such financing statements and to take whatever other actions are requested by Lender to perfect and continue Lender's security Interest in the Collateral. Upon request of Lender, Grantor will deliver to Lender any and all of the documents evidencing or constituting the Collateral, and Grantor will note Lender's interest upon any and all chattel paper if not delivered to Lender for possession by Lender. Grantor hereby appoints Lender as its irrevocable attorney-in-fact for the purpose of executing any documents necessary to perfect or to continue the security Interest granted in this Agreement. Lender may at any time, and without further authorization from Grantor, file a carbon, photographic or other reproduction of any financing statement or of this Agreement for use as a financing statement. Grantor will reimburse Lender for all expenses for the perfection and the continuation of the perfection of Lender's security interest in the Collateral. Grantor promptly will notify Lender before any change in Grantor's name including any change to the assumed business names of Grantor. This Is a continuing Security Agreement and will continue In effect even though all or any part of the Indebtedness Is paid In full and even though for a period of time Grantor may not be Indebted to Lender.
No Violation. The execution and delivery of this Agreement will not violate any law or agreement governing Grantor or to which Grantor Is a party, and Its certificate or articles of Incorporation and bylaws do not prohibit any term or condition of this Agreement.
Enforceability of Collateral. To the extent the Collateral consists of accounts, chattel paper, or general intangibles, the Collateral is enforceable in accordance with its terms, Is genuine, and complies with applicable laws concerning form, content and manner of preparation and execution, and all persons appearing to be obligated on the Collateral have authority and capacity to contract and are In fact obligated as they appear to be on the Collateral.
Removal of Collateral. Grantor shall keep the Collateral (or to the extent the Collateral consists of Intangible property such as accounts, the records concerning the Collateral) at Grantor's address shown above, or at such other locations as are acceptable to Lender. Except in the ordinary course of its business, Including the sales of Inventory, Grantor shall not remove the Collateral from its existing locations without the prior written consent of Lender. To the extent that the Collateral consists of vehicles, or other titled property, Grantor shall not take or permit any action which would require application for certificates of title for the vehicles outside the State of Utah, without the prior written consent of Lender.
Transactions Involving Collateral. Except for Inventory sold or accounts collected In the ordinary course of Grantor's business, Grantor shall not sell, offer to sell, or otherwise transfer or dispose of the Collateral. Grantor shall not pledge, mortgage, encumber or otherwise permit the Collateral to be subject to any lien, security Interest, encumbrance, or charge, other than the security Interest provided for In this Agreement, without the prior written consent of Lender. This Includes security
Interests even if junior in right to the security interests granted under this Agreement. Unless waived by Lender, all proceeds from any disposition of the Collateral (for whatever reason) shall be held In trust for Lender and shall not be commingled with any other funds; provided however, this requirement shall not constitute consent by Lender to any sale or other disposition. Upon receipt, Grantor shall immediately deliver any such proceeds to Lender.
Title. Grantor represents and warrants to Lender that It holds good and marketable title to the Collateral, free and clear of all liens and encumbrances except for the lien of this Agreement. No financing statement covering any of the Collateral is on file In any public office other than those which reflect the security Interest created by this Agreement or to which Lender has specifically consented. Grantor shall defend Lender's rights In the Collateral against the claims and demands of all other persons. Collateral Schedules and Locations. Insofar as the Collateral consists of equipment, Grantor shall deliver to Lender, as often as Lender shall require, such lists, descriptions, and designations of such Collateral as Lender may require to Identity the nature, extent, and location of such Collateral. Such Information shall be submitted for Grantor and each of its subsidiaries or related companies.
Maintenance and Inspection of Collateral. Grantor shall maintain all tangible Collateral in good condition and repair. Grantor will not commit or permit damage to or destruction of the Collateral or any part of the Collateral. Lender and Its designated representatives and agents shall have the right at all reasonable times to examine, Inspect, and audit the Collateral wherever located. Grantor shall Immediately notify Lender of all cases Involving the return, rejection, repossession, loss or damage of or to any Collateral; of any request for credit or adjustment or of any other dispute arising with respect to the Collateral; and generally of all happenings and events affecting the Collateral or the value or the amount of the Collateral.
Taxes, Assessments and Lions. Grantor will pay when due all taxes, assessments and liens upon the Collateral, its use or operation, upon this Agreement, upon any promissory note or notes evidencing the Indebtedness, or upon any of the other Related Documents. Grantor may withhold any such payment or may elect to contest any lien if Grantor is In good faith conducting an appropriate proceeding to contest the obligation to pay and so long as Lender's Interest In the Collateral Is not jeopardized in Lender's sole opinion. If the Collateral is subjected to a lien which Is not discharged within fifteen (15) days, Grantor shall deposit with Lender cash, a sufficient corporate surety bond or other security satisfactory to Lender In an amount adequate to provide for the discharge of the lien plus any interest, costs, reasonable attorneys' less or other charges that could accrue as a result of foreclosure or sale of the Collateral. In any contest Grantor shall defend Itself and Lender and shall satisfy any final adverse judgment before enforcement against the Collateral. Grantor shall name Lender as an additional obliges under any surety bond furnished In the contest proceedings.
Compliance With Governmental Requirements. Grantor shall comply promptly with all laws, ordinances, rules and regulations of an governmental authorities, now or hereafter In effect, applicable to the ownership, production, disposition, or use of the Collateral. Grantor may contest In good faith any such law, ordinance or regulation and withhold compliance during any proceeding, including appropriate appeals, so long as Lender's Interest In the Collateral, In Lenders opinion, Is not jeopardized.
Hazardous Substances. Grantor represents and warrants that the Collateral never has been, and never will be so long as this Agreement remains a lien on the Collateral, used for the generation, manufacture, storage, transportation, treatment, disposal, release or threatened release of any hazardous waste or substance, as those terms are defined in the Comprehensive Environmental Response, Compensation, and Liability Act of 1980, as amended, 42 U.S.C.
Section 9601, at seq. ("CERCLA"), the Superfund Amendments and Reauthorization Act of 1986, Pub. L. No. 99-499 ("SARA"), the Hazardous Materials Transportation Act, 49 U.S.C. Section 1801, at seq., the Resource Conservation and Recovery Act, 42 U.S.C. Section 6901, at seq., or other applicable state or Federal laws, rules, or regulations adopted pursuant to any of the foregoing. The terms "hazardous waste" and "hazardous substance" shall also Include, without limitation, petroleum and petroleum by-products or any fraction thereof and asbestos. The representations and warranties contained herein are based on Grantor's due diligence In Investigating the Collateral for hazardous wastes and substances. Grantor hereby (a) releases and waives any future claims against Lender for Indemnity or contribution in the event Grantor becomes liable for cleanup or other costs under any such laws, and
(b) agrees to indemnity and hold harmless Lender against any and all claims and losses resulting from a breach of this provision of this Agreement. This obligation to indemnity shall survive the payment of the Indebtedness and the satisfaction of this Agreement.
Maintenance of Casualty Insurance. Grantor shall procure and maintain all risks Insurance, Including without limitation fire, theft and liability coverage together with such other Insurance as Lender may require with respect to the Collateral, In form, amounts, coverages and basis reasonably acceptable to Lender and Issued by a company or companies reasonably acceptable to Lender. Grantor, upon request of Lender, will deliver to Lender from time to time the policies or certificates of Insurance In form satisfactory to Lender, Including stipulations that coverages will not be canceled or diminished without at least ten (10) days' prior written notice to Lender and not including any disclaimer of the Insurer's liability for failure to give such a notice. Each Insurance policy also shall include an endorsement providing that coverage In favor of Lender will not be Impaired In any way by any act, omission or default of Grantor or any other person. In connection with all policies covering assets In which Lender holds or Is offered a security Interest, Grantor will provide Lender with such loss payable or other endorsements as Lender may require. If Grantor at any time falls to obtain or maintain any Insurance as required under this Agreement, Lender may (but shall not be obligated to) obtain such Insurance as Lender deems appropriate, Including if It so chooses "single interest Insurance," which will cover only Lenders Interest In the Collateral.
Application of Insurance Proceeds. Grantor shall promptly notify Lender of any loss or damage to the Collateral. Lender may make proof of loss if Grantor fails to do so within fifteen (15) days of the casualty. All proceeds of any Insurance on the Collateral, including accrued proceeds thereon, shall be held by Lender as part of the Collateral. If Lender consents to repair or replacement of the damaged or destroyed Collateral, Lender shall, upon satisfactory proof of expenditure, pay or reimburse Grantor from the proceeds for the reasonable cost of repair or restoration. If Lender does not consent to repair or replacement of the Collateral, Lender shall retain a sufficient amount of the proceeds to pay all of the Indebtedness, and shall pay the balance to Grantor. Any proceeds which have not been disbursed within six (6) months after their receipt and which Grantor has not committed to the repair or restoration of the Collateral shall be used to prepay the Indebtedness. Insurance Reserves. Lender may require Grantor to maintain with Lender reserves for payment of Insurance premiums, which reserves shall be created by monthly payments from Grantor of a sum estimated by Lender to be sufficient to produce, at least fifteen (15) days before the premium due date, amounts at least equal to the Insurance premiums to be paid. If fifteen (15) days before payment is due, the reserve funds are Insufficient, Grantor shall upon demand pay any deficiency to Lender. The reserve funds shall be held by Lender as a general deposit and shall constitute a non-interest-bearing account which Lender may satisfy by payment of the Insurance premiums required to be paid by Grantor as they become due. Lender does not hold the reserve funds In trust for Grantor, and Lender is not the agent of Grantor for payment of the Insurance premiums required to be paid by Grantor. The responsibility for the payment of premiums shall remain Grantors sole responsibility.
Insurance Reports. Grantor, upon request of Lender, shall furnish to Lender reports on each existing policy of insurance showing such Information as Lender may reasonably request Including the following: (a) the name of the insurer; (b) the risks Insured; (c) the amount of the policy; (d) the property Insured; (a) the then current value on the basis of which insurance has been obtained and the manner of determining that value; and (f) the expiration date of the policy. In addition, Grantor shall upon request by Lender (however not more often than annually) have an Independent appraiser satisfactory to Lender determine, as applicable, the cash value or replacement cost of the Collateral.
GRANTOR'S RIGHT TO POSSESSION. Until default, Grantor may have possession of the tangible personal property and beneficial use of all the Collateral and may use It in any lawful manner not Inconsistent with this Agreement or the Related Documents, provided that Grantor's right to possession and beneficial use shall not apply to any Collateral where possession of the Collateral by Lender Is required by law to perfect Lender's security Interest In such Collateral. If Lender at any time has possession of any Collateral, whether before or after an Event of Default, Lender shall be deemed to have exercised reasonable care in the custody and preservation of the Collateral if Lender takes such action for that purpose as Grantor shall request or as Lender, in Lender's sole discretion, shall deem appropriate under the circumstances, but failure to honor any request by Grantor shall not of itself be deemed to be a failure to exercise reasonable care. Lender shall not be required to take any steps necessary to preserve any rights in the Collateral against prior parties, nor to protect, preserve or maintain any security interest given to secure the Indebtedness.
EXPENDITURES BY LENDER. If not discharged or paid when due, Lender may (but shall not be obligated to) discharge or pay any amounts required to be discharged or paid by Grantor under this Agreement, Including without limitation all taxes, liens, security Interests, encumbrances, and other claims, at any time levied or placed on the Collateral. Lender also may (but shall not be obligated to) pay all costs for Insuring, maintaining and preserving the Collateral. All such expenditures Incurred or paid by Lender for such purposes will then bear Interest at the rate charged under the Note from the date Incurred or paid by Lender to the date of repayment by Grantor. All such expenses shall become a part of the Indebtedness and, at Lender's option, will (a) be payable on demand, (b) be added to the balance of the Note and be apportioned among and be payable with any Installment payments to become due during either (1) the term of any applicable insurance policy or
(it) the remaining term of the Note, or (c) be treated as a balloon payment which will be due and payable at the Note's maturity. This Agreement also will secure payment of these amounts. Such right shall be In addition to all other rights and remedies to which Lender may be entitled upon the occurrence of an Event of Default.
EVENTS OF DEFAULT. Each of the following shall constitute an Event of Default under this Agreement:
Default on Indebtedness. Failure of Grantor to make any payment when due on the Indebtedness.
Other Defaults. Failure of Grantor to comply with or to perform any other term, obligation, covenant or condition contained In this Agreement or in any of the Related Documents or in any other agreement between Lender and Grantor. False Statements. Any warranty, representation or statement made or furnished to Lender by or on behalf of Grantor under this Agreement, the Note or the Related Documents Is false or misleading In any material respect, either now or at the time made or furnished.
Defective Collateralization. This Agreement or any of the Related Documents ceases to be in full force and effect (including failure of any collateral documents to create a valid and perfected security interest or lien) at any time and for any reason.
Insolvency. The dissolution or termination of Grantor's existence as a going business, the Insolvency of Grantor, the appointment of a receiver for any part of Grantor's property, any assignment for the benefit of creditors, any type of creditor workout, or the commencement of any proceeding under any bankruptcy or Insolvency laws by or against Grantor.
Creditor or Forfeiture Proceedings. Commencement of foreclosure or forfeiture proceedings, whether by judicial proceeding, self-help, repossession or any other method, by any creditor of Grantor or by any governmental agency against the Collateral or any other collateral securing the Indebtedness. This Includes a garnishment of any of Grantor's deposit accounts with Lender. However, this Event of Default shall not apply If there Is a good faith dispute by Grantor as to the validity or reasonableness of the claim which Is the basis of the creditor or forfeiture proceeding and if Grantor gives Lender written notice of the creditor or forfeiture proceeding and deposits with Lender monies or a surety bond for the creditor or forfeiture proceeding, In an amount determined by Lender, In Its sole discretion, as being an adequate reserve or bond for the dispute.
Events Affecting Guarantor. Any of the preceding events occurs with respect to any Guarantor of any of the Indebtedness or such Guarantor dies or becomes Incompetent. Lender, at Its option, may, but shall not be required to, permit the Guarantor's estate to assume unconditionally the obligations arising under the guaranty In a manner satisfactory to Lender, and, In doing so, cure the Event of Default.
Adverse Change. A material adverse change occurs In Grantor's financial condition, or Lender believes the prospect of payment or performance of the Indebtedness Is Impaired.
Right to Cure. If any default, other than a Default on Indebtedness, is curable and If Grantor has not been given a prior notice of a breach of the same provision of this Agreement, It may be cured (and no Event of Default will have occurred) if Grantor, after Lender sands written notice demanding cure of such default, (a) cures the default within fifteen (16) days; or (b), If the cure requires more than fifteen (16) days, Immediately Initiates steps which Lender deems In Lender's sole discretion to be sufficient to cure the default and thereafter continues and completes all reasonable and necessary steps sufficient to produce compliance as soon as reasonably practical.
RIGHTS AND REMEDIES ON DEFAULT. If an Event of Default occurs under this Agreement, at any time thereafter, Lender shall have all the rights of a secured party under the Utah Uniform Commercial Code. In addition and without limitation, Lender may exercise any one or more of the following rights and remedies:
Accelerate Indebtedness. Lender may declare the entire Indebtedness, Including any prepayment penalty which Grantor would be required to pay, immediately due and payable, without notice.
Assemble Collateral. Lender may require Grantor to deliver to Lender all or any portion of the Collateral and any and all certificates of title and other documents relating to the Collateral. Lender may require Grantor to assemble the Collateral and make It available to Lender at a place to be designated by Lender. Lender also shall have full power to enter upon the property of Grantor to take possession of and remove the Collateral. If the Collateral contains other goods not covered by this Agreement at the time of repossession, Grantor agrees Lender may take such other goods, provided that Lender makes reasonable efforts to return them to Grantor after repossession. Sell the Collateral. Lender shall have full power to sell, lease, transfer, or otherwise deal with the Collateral or proceeds thereof In Its own name or that of Grantor. Lender may sell the Collateral at public auction or private sale. Unless the Collateral threatens to decline speedily In value or Is of a type customarily sold on a recognized market, Lender will give Grantor reasonable notice of the time after which any private sale or any other Intended disposition of the Collateral Is to be made. The requirements of reasonable notice shall be met If such notice Is given at least ten (10) days before the time of the sale or disposition. All expenses relating to the disposition of the Collateral, Including without limitation the expenses of retaking, holding, Insuring, preparing for sale and selling the Collateral, shall become a part of the Indebtedness secured by this Agreement and shall be payable on demand, with interest at the Note rate from date of expenditure until repaid. Appoint Receiver. To the extent permitted by applicable law, Lender shall have the following rights and remedies regarding the appointment of a receiver: (a) Lender may have a receiver appointed as a matter of right, (b) the receiver may be an employee of Lender and may serve without bond, and (c) all fees of the receiver and his or her attorney shall become part of the Indebtedness secured by this Agreement and shall be payable on demand, with Interest at the Note rate from date of expenditure until repaid.
Collect Revenues, Apply Accounts. Lender, either Itself or through a receiver, may collect the payments, rents, income, and revenues from the Collateral. Lender may at any time In Its discretion transfer any Collateral Into Its own name or that of Its nominee and receive the payments, rents, Income, and revenues therefrom and hold the same as security for the Indebtedness or apply It to payment of the Indebtedness In such order of preference as Lender may determine. Insofar as the Collateral consists of accounts, general intangibles, Insurance policies, instruments, chattel paper, choses In action, or similar property, Lender may demand, collect, receipt for, settle, compromise, adjust, sue for, foreclose, or realize on the Collateral as Lender may determine, whether or not Indebtedness or Collateral Is then due. For these purposes, Lender may, on behalf of and In the name of Grantor, receive, open and dispose of mail addressed to Grantor; change any address to which mall and payments are to be sent; and endorse notes, checks, drafts, money orders, documents of title, Instruments and Items pertaining to payment, shipment, or storage of any Collateral. To facilitate collection, Lender may notify account debtors and obligors on any Collateral to make payments directly to Lender.
Obtain Deficiency. If Lender chooses to sell any or all of the Collateral, Lender may obtain a judgment against Grantor for any deficiency remaining on the Indebtedness due to Lender after application of all amounts received from the exercise of the rights provided In this Agreement. Grantor shall be liable for a deficiency even If the transaction described In this subsection Is a sale of accounts or chattel paper.
Other Rights and Remedies. Lender shall have all the rights and remedies of a secured creditor under the provisions of the Uniform Commercial Code, as may be amended from time to time. In addition, Lender shall have and may exercise any or all other rights and remedies It may have available at law, In equity, or otherwise.
Cumulative Remedies. All of Lender's rights and remedies, whether evidenced by this Agreement or the Related Documents or by any other writing, shall be cumulative and may be exercised singularly or concurrently. Election by Lender to pursue any remedy shall not exclude pursuit of any other remedy, and an election to make expenditures or to take action to perform an obligation of Grantor under this Agreement, after Grantor's failure to perform, shall not affect Lender's right to declare a default and to exercise its remedies. MISCELLANEOUS PROVISIONS. The following miscellaneous provisions are a part of this Agreement:
Amendments. This Agreement, together with any Related Documents, constitutes the entire understanding and agreement of the parties as to the matters set forth In this Agreement. No alteration of or amendment to this Agreement shall be effective unless given in writing and signed by the party or parties sought to be charged or bound by the alteration or amendment.
Applicable Law. This Agreement has been delivered to Lender and accepted by Lender In the State of Utah. If there Is a lawsuit, Grantor agrees upon Lender's request to submit to the jurisdiction of the courts of the State of Utah. This Agreement shall be governed by and construed In accordance with the laws of the State of Utah.
Attorneys' Fees; expenses. Grantor agrees to pay upon demand all of Lender's costs and expenses, Including reasonable attorneys' fees and Lender's legal expenses, Incurred in connection with the enforcement of this Agreement. Lender may pay someone else to help enforce this Agreement, and Grantor shall pay the costs and expenses of such enforcement. Costs and expenses include Lender's reasonable attorneys' fees and legal expenses whether or not a salaried employee of Lender and whether or not there is a lawsuit, Including reasonable attorneys' fees and legal expenses for bankruptcy proceedings (and Including efforts to modify or vacate any automatic stay or Injunction), appeals, and any anticipated post-judgment collection services. Grantor also shall pay all court costs and such additional fees as may be directed by the court.
Caption Headings. Caption headings In this Agreement are for convenience purposes only and are not to be used to interpret or define the provisions of this Agreement.
Notices. All notices required to be given under this Agreement shall be given In writing, may be sent by telefacsimile (unless otherwise required by law), and shall be effective when actually delivered or when deposited with a nationally recognized overnight courier or deposited In the United States mail, first class, postage prepaid, addressed to the party to whom the notice is to be given at the address shown above.
Any party may change Its address for notices under this Agreement by giving formal written notice to the other parties, specifying that the purpose of the notice Is to change the party's address. To the extent permitted by applicable law, if there is more than one Grantor, notice to any Grantor will constitute notice to all Grantors. For notice purposes, Grantor will keep Lender Informed at all times of Grantor's current address(es).
Power of Attorney. Grantor hereby appoints Lender as Its true and lawful attorney-In-fact, irrevocably, with full power of substitution to do the following: (a) to demand, collect, receive, receipt for, sue and recover all sums of money or other property which may now or hereafter become due, owing or payable from the Collateral; (b) to execute, sign and endorse any and all claims, instruments, receipts, checks, drafts or warrants Issued In payment for the Collateral; (c) to settle or compromise any and all claims arising under the Collateral, and, In the place and stead of Grantor, to execute and deliver Its release and settlement for the claim; and (d) to file any claim or claims or to take any action or Institute or take part in any proceedings, either in Its own name or in the name of Grantor, or otherwise, which in the discretion of Lender may seem to be necessary or advisable. This power Is given as security for the Indebtedness, and the authority hereby conferred Is and shall be Irrevocable and shall remain In full force and effect until renounced by Lender.
Severability. If a court of competent jurisdiction finds any provision of this Agreement to be Invalid or unenforceable as to any person or circumstance, such finding shall not render that provision Invalid or unenforceable as to any other persons or circumstances. If feasible, any such offending provision shall be deemed to be modified to be within the limits of enforceability or validity; however, If the offending provision cannot be so modified, It shall be stricken and all other provisions of this Agreement In all other respects shall remain valid and enforceable.
Successor Interests. Subject to the limitations set forth above on transfer of the Collateral, this Agreement shall be binding upon and Inure to the benefit of the parties, their successors and assigns.
Waiver. Lander shall not be deemed to have waived any rights under this Agreement unless such waiver Is given In writing and signed by Lender. No delay or omission on the part of Lender In exercising any right shall operate as a waiver of such right or any other right. A waiver by Lender of a provision of this Agreement shall not prejudice or constitute a waiver of Lender's right otherwise to demand strict compliance with that provision or any other provision of this Agreement. No prior waiver by Lender, nor any course of dealing between Lender and Grantor, shall constitute a waiver of any of Lenders rights or of any of Grantor's obligations as to any future transactions. Whenever the consent of Lender is required under this Agreement, the granting of such consent by Lender in any Instance shall not constitute continuing consent to subsequent Instances where such consent Is required and In all cases such consent may be granted or withheld In the sole discretion of Lender.
GRANTOR ACKNOWLEDGES HAVING READ ALL THE PROVISIONS OF THIS COMMERCIAL SECURITY AGREEMENT, AND GRANTOR AGREES TO ITS TERMS. THIS AGREEMENT IS DATED JULY 30, 1998.

GRANTOR:

GALAXY MALL

By:/s/John J. Poleman
JOHN J. POLEMAN, PRESIDENT

                        PROMISSORY NOTE
Principal  Loan Date   Maturity   Loan No.   Collateral  Officer
$100,000.00 7/30/1998 7/30/1999 55-50118-3    0100        COMM

References In the shaded area are for Lender's use only and do not limit the applicability of this document to any particular loan or Item.

Borrower: GALAXY MALL (TIN: 87-0662539) Lender: Far West Bank
    890 NORTH INDUSTRIAL DRIVE               2191 North Canyon Rd.
    OREM, UT 84057                           Provo, UT $4604

Principal Amount: $100,000.00 Initial Rate: 11.500% Date of Note: July
30, 1998
PROMISE TO PAY. GALAXY MALL ("Borrower") promises to pay to For West Bank ("Lender"), or order, In lawful money of the United State of America, the principal amount of One Hundred Thousand & 00/100 Dollars ($100,000.00) or so much as may be outstanding, together with Interest on the unpaid outstanding principal balance of each advance. Interest shall be calculated from the date of each advance unit repayment of each advance.
PAYMENT. Borrower will pay this loan on demand, or It no demand Is made, In one payment of all outstanding principal plus all accrued unpaid Interest on July 30,1999. In addition, Borrower will pay regular quarterly payments of accrued unpaid Interest beginning November 1 1998, and all subsequent Interest payments are due on the same day of each quarter after that. Interest on this
Note Is computed on a 366/366 simple Interest basis; that Is, by applying the ratio of the annual Interest rate over the number of days In a year, multiplied by the outstanding principal balance, multiplied by the actual number of days the principal balance Is outstanding. Borrower will pay Lender at Lender's address shown above or a such other place as Lender may designate In writing. Unless otherwise agreed or required by applicable law, payments will be applied first to any unpaid collection costs and any late charges, then to any unpaid Interest, and any remaining amount to principal.
VARIABLE INTEREST RATE. The Interest rate on this Note Is subject to change from time to time based on changes In an Independent Index which Is the THE WALL STREET JOURNAL PRIME RATE (the "Index"). The Index Is not necessarily the lowest rate charged by Lender on Its loans. If the Index becomes unavailable during the term of this loan, Lender may designate a substitute Index after notice to Borrower. Lender will tell Borrower the current Index rate upon Borrower's request. Borrower understands that Lender may make loans based on other rates as well. The Interest rate change will not occur more often than each MONTH. The rate change will not take effect until the first day of the month following the change In Prime Rate as published In the Wall Street Journal which Is the best rate on corporate loans posted by at least 75% of the nation's largest banks. The Index currently Is 8.500% per annum. The Interest rate to be applied to the unpaid principal balance of this Note will be at a rate of 3.000 percentage points over the Index, resulting In an Initial rate of 11.600% per annum.
NOTICE: Under no circumstances will the interest rate on this Note be more than the maximum rate allowed by applicable law.
PREPAYMENT; MINIMUM INTEREST CHARGE. Borrower agrees that all loan fees and other prepaid finance charges are earned fully as of the date of the loan and will not be subject to refund upon early payment (whether voluntary or as a result of default), except as otherwise required by law. In any event, even upon full prepayment of this Note, Borrower understands that Lender is entitled to a minimum Interest charge of $15.00. Other than Borrower's obligation to pay any minimum interest charge, Borrower may pay without penalty all or a portion of the amount owed earlier than it is due.
Early payments will not, unless agreed to by Lender In writing, relieve Borrower of Borrower's obligation to continue to make payments of accrued unpaid Interest. Rather, they will reduce the principal balance due.
LATE CHARGE. If a payment Is 10 days or more late, Borrower will be charged 6.000% of the regularly scheduled payment or $15.00, whichever Is greater. DEFAULT. Borrower will be In default If any of the following happens: (a) Borrower falls to make any payment when due. (b) Borrower breaks any promise Borrower has made to Lender, or Borrower falls to comply with or to perform when due any other term, obligation, covenant, or condition contained In this Note or any agreement related to this Note, or In any other agreement or loan Borrower has with Lender. (c) Any representation or statement made or furnished to Lender by Borrower or on Borrower's behalf Is false or misleading In any material respect either now or at the time made or furnished. (d) Borrower becomes Insolvent, a receiver Is appointed for any part of Borrower's property, Borrower makes an assignment for the benefit of creditors, or any proceeding Is commenced either by Borrower or against Borrower under any bankruptcy or insolvency laws. (e) Any creditor tries to take any of Borrower's property on or In which Lender has a lien or security interest. This includes a garnishment of any of Borrower's accounts with Lender. (f) Any guarantor dies or any of the other events described In this default section occurs with respect to any guarantor of this Note.
(g) A material adverse change occurs In Borrower's financial condition, or Lender believes the prospect of payment or -performance of the Indebtedness Is impaired.
If any default, other than a default In payment, Is curable and If Borrower has not been given a notice of a breach of the same provision of this Note within the preceding twelve (12) months, It may be cured (and no event of default will have occurred) If Borrower, after receiving written notice from Lender demanding cure of such default: (a) cures the default within fifteen
(15) days; or (b) If the cure requires more than fifteen (15) days, Immediately Initiates steps which Lender deems In Lender's sole discretion to be sufficient to cure the default and thereafter continues and completes all reasonable and necessary steps sufficient to produce compliance as soon as reasonably practical.
LENDER'S RIGHTS. Upon default, Lender may declare the entire unpaid principal balance on this Note and all accrued unpaid Interest Immediately due, without notice, and then Borrower will pay that amount. Upon default, Including failure to pay upon final maturity, Lender, at Its option, may also, If permitted under applicable law, Increase the variable Interest rate on this Note to 21.000% per annum. The Interest rate will not exceed the maximum rate permitted by applicable law. Lender may hire or pay someone else to help collect this Note if Borrower does not pay. Borrower also will pay Lender that amount. This includes, subject to any limits under applicable law, Lender's reasonable attorneys' fees and Lender's legal expenses whether or not there Is a lawsuit, Including reasonable attorneys' fees and legal expenses for bankruptcy proceedings (including efforts to modify or vacate any automatic stay or Injunction), appeals, and any anticipated post-judgment collection services. If not prohibited by applicable law, Borrower also will pay any court costs, in addition to all other sums provided by law. This Note has been delivered to Lender and accepted by Lender In the State of Utah. It there Is a lawsuit, Borrower agrees upon Lender's request to submit to the jurisdiction of the courts of Utah County, the State of Utah. This Note shall be governed by and construed In accordance with the laws of the State of Utah. DISHONORED ITEM FEE. Borrower will pay a fee to Lender of $15.00 If Borrower makes a payment on Borrowers loan and the check or preauthorized charge with which Borrower pays Is later dishonored.
RIGHT OF SETOFF. Borrower grants to Lender a contractual security Interest In, and hereby assigns, convoys, delivers, pledges, and transfers to Lender all Borrower's right, title and Interest in and to, Borrower's accounts with Lender (whether checking, savings, or some other account), including without limitation all accounts hold jointly with someone else and all accounts Borrower may open in the future, excluding however all IRA and Keogh accounts, and all trust accounts for which the grant of a security Interest would be prohibited by law. Borrower authorizes Lender, to the extent permitted by applicable law, to charge or setoff all sums owing on this Note against any and all such accounts.
LINE OF CREDIT. This Note evidences a revolving line of credit. Advances under this Note may be requested orally by Borrower or by an authorized person. Lender may, but need not, require that all oral requests be confirmed In writing. All communications, instructions, or directions by telephone or otherwise to Lender are to be directed to Lender's office shown above. The following party or parties are authorized to request advances under the line of credit until Lender receives from Borrower at Lender's address shown above written notice of revocation of their authority: JOHN J. POLEMAN, PRESIDENT. Borrower agrees to be liable for all sums either: (a) advanced In accordance with the instructions of an authorized person or (b) credited to any of Borrower's accounts with Lender. The unpaid principal balance owing on this Note at any time may be evidenced by endorsements on this Note or by Lender's Internal records, Including daily computer print-outs. Lender will have no obligation to advance funds under this Note If: (a) Borrower or any guarantor Is In default under the terms of this Note or any agreement that Borrower or any guarantor has with Lender, including any agreement made In connection with the signing of this Note; (b) Borrower or any guarantor ceases doing business or is insolvent; (c) any guarantor seeks, claims or otherwise attempts to limit, modify or revoke such guarantor's guarantee of this Note or any other loan with Lender; or (d) Borrower has applied funds provided pursuant to this Note for purposes other than those authorized by Lender.
GENERAL PROVISIONS. This Note Is payable on demand. The Inclusion of specific default provisions or rights of Lender shall not preclude Lender's right to declare payment of this Note on Its demand. Lender may delay or forgo enforcing any of Its rights or remedies under this Note without losing them. Borrower and any other person who signs, guarantees or endorses this Note, to the extent allowed by law, waive presentment, demand for payment, protest and notice of dishonor. Upon any change In the terms of this Note, and unless otherwise expressly stated in writing, no party who signs this Note, whether as maker, guarantor, accommodation maker or endorser, shall be released from liability. All such parties agree that Lender may renew or extend (repeatedly and for any length of time) this loan, or release any party or guarantor or collateral; or Impair, fall to realize upon or perfect Lender's security Interest In the collateral; and take any other action deemed necessary by Lender without the consent of or notice to anyone. All such parties also agree that Lender may modify this loan without the consent of or notice to anyone other than the party with whom the modification Is made. PRIOR TO SIGNING THIS NOTE, BORROWER READ AND UNDERSTOOD ALL THE PROVISIONS OF THIS NOTE, INCLUDING THE VARIABLE INTEREST RATE PROVISIONS. BORROWER AGREES TO THE TERMS OF THE NOTE AND ACKNOWLEDGES RECEIPT OF A COMPLETE COPY OF THE NOTE.

BORROWER:
GALAXY MALL
By:/s/John J. Poleman
JOHN J. POLEMAN

                CHANGE IN TERMS AGREEMENT

Principal  Loan Date   Maturity   Loan No.   Collateral  Officer
$100,000.00 7/30/1998 7/30/1999 55-50118-3    0100        COMM

References In the shaded area are for Lender's use only and do not limit the applicability of this document to any particular loan or item.

Borrower: GALAXY MALL (TIN: 87-0662639)  Lender: Far West Bank
    890 NORTH INDUSTRIAL DRIVE              2191 North Canyon Rd.
    OREM, UT 84057                           Provo, UT 84604

Principal Amount: $100,000.00       Date of Agreement: January 7, 1999

FOR VALUABLE CONSIDERATION, Lender and Borrower agree to the following change In Borrower's obligation:
DESCRIPTION OF EXISTING INDEBTEDNESS. BUSINESS LINE OF CREDIT WITH ORIGINAL NOTE DATED 7-30-98. ORIGINAL BALANCE OF $100,000.00.
DESCRIPTION OF COLLATERAL. UCC-1 ON EQUIPMENT AND STOCK CERTIFICATE #363174103 101,000 SHARES.
DESCRIPTION OF CHANGE IN TERMS. FAR WEST BANK AGREES TO INCREASE THE LIMIT TO $200,000.00 FOR 90 DAYS (4-8-99). WHICH AT THAT TIME THE LOAN AMOUNT WILL BE REDUCED TO THE ORIGINAL AMOUNT OF $100,000.00. ALL OTHER TERMS AND CONDITIONS REMAIN THE SAME.
PROMISE TO PAY. GALAXY MALL ("Borrower") promises to pay to Far West Bank ("Lender"), or order, In lawful money of the United States of America, the principal amount of One Hundred Thousand & 00/100 Dollars ($100,000.00) or so much as may be outstanding, together with Interest on the unpaid outstanding principal balance of each advance. Interest shall be calculated from the date of each advance until repayment of each advance.
PAYMENT. Borrower will pay this loan on demand, or If no demand Is made, In one payment of all outstanding principal plus all accrued unpaid Interest on July 30,1999. In addition, Borrower will pay regular quarterly payments of accrued unpaid Interest beginning November 1, 1998, and all subsequent Interest payments are due on the same day of each quarter after that. Interest on this Agreement Is computed on a 3651365 simple Interest basis; that Is, by applying the ratio of the annual Interest rate over the number of days In a year, multiplied by the outstanding principal balance, multiplied by the actual number of days the principal balance Is outstanding. Borrower will pay Lender at Lender's address shown above or at such other place as Lender may designate In writing. Unless otherwise agreed or required by applicable law, payments will be applied first to any unpaid collection costs and any late charges, then to any unpaid Interest, and any remaining amount to principal. VARIABLE INTEREST RATE. The Interest rate on this Agreement Is subject to change from time to time based on changes In an Independent index which is the THE WALL STREET JOURNAL PRIME RATE (the "Index"). The Index Is not necessarily the lowest rate charged by Lender on its loans. If the Index becomes unavailable during the term of this loan, Lender may designate a substitute Index after notice to Borrower. Lender will tell Borrower the current Index rate upon Borrower's request. Borrower understands that Lender may make loans based on other rates as well. The Interest rate change will not occur more often than each MONTH. The rate change will not take effect until the first day of the month following the change in Prime Rate as published In the Wall Street Journal which Is the best rate on corporate loans posted by at least 75% of the nation's largest banks. The Index currently Is 7.750% per annum. The Interest rate to be applied to the unpaid principal balance of this Agreement will be at a rate of 3.000 percentage points over the Index, resulting In an Initial rate of 11.600% per annum. NOTICE: Under, no circumstances will the interest rate on this Agreement be more than the maximum rate allowed by applicable law.
PREPAYMENT; MINIMUM INTEREST CHARGE. Borrower agrees that all loan fees and other prepaid finance charges are earned fully as of the date of the loan and will not be subject to refund upon early payment (whether voluntary or as a result of default), except as otherwise required by law. In any event, even upon full prepayment of this Agreement, Borrower understands that Lender is entitled to a minimum interest charge of $15.00. Other than Borrower's obligation to pay any minimum Interest charge, Borrower may pay without penalty all or a portion of the amount owed earlier than It Is due. Early payments will not, unless agreed to by Lender In writing, relieve Borrower of Borrower's obligation to continue to make payments of accrued unpaid Interest. Rather, they will reduce the principal balance due.
LATE CHARGE. If a payment is 10 days or more late, Borrower will be charged S.000% of the regularly scheduled payment or $16.00, whichever Is greater. DEFAULT. Borrower will be In default If any of the following happens: (a) Borrower falls to make any payment when due. (b) Borrower breaks any promise Borrower has made to Lender, or Borrower falls to comply with or to perform when due any other term, obligation, covenant, or condition contained In this Agreement or any agreement related to this Agreement, or In any other agreement or loan Borrower has with Lender. (c) Any representation or statement made or furnished to Lender by Borrower or on Borrower's behalf Is false or misleading In any material respect either now or at the time made or furnished. (d) Borrower becomes Insolvent, a receiver is appointed for any part o; Borrower's property, Borrower makes an assignment for the benefit of creditors, or any proceeding Is commenced either by Borrower or against Borrower under any bankruptcy or insolvency laws. (e) Any creditor tries to take any of Borrower's property on or In which Lender has a lien or security Interest. This Includes a garnishment of any of Borrower's accounts with Lender. (0 Any guarantor dies or any of the other events described In this default section occurs with respect to any guarantor of this Agreement.
(g) A material adverse change occurs In Borrower's financial condition, or Lender believes the prospect of payment or performance of the Indebtedness Is Impaired.
If any default, other than a default In payment, Is curable and If Borrower has not been given a notice of a breach of the same provision of this Agreement within the preceding twelve (12) months, it may be cured (and no event of default will have occurred) If Borrower, after receiving written notice from Lender demanding cure of such default: (a) cures the default within fifteen (15) days; or (b) if the cure requires more than fifteen
(15) days, Immediately Initiates steps which Lender deems In Lender's sole discretion to be sufficient to cure the default and thereafter continues and completes all reasonable and necessary steps sufficient to produce compliance as soon as reasonably practical.
LENDER'S RIGHTS. Upon default, Lender may declare the entire unpaid principal balance on this Agreement and all accrued unpaid interest Immediately due, without notice, and then Borrower will pay that amount. Upon default, Including failure to pay upon final maturity, Lender, at its option, may also, If permitted under applicable law, Increase the variable Interest rate on this Agreement to 21.000% per annum. The interest rate will not exceed the maximum rate permitted by applicable law. Lender may hire or pay someone else to help collect this Agreement if Borrower does not pay. Borrower also will pay Lender that amount. This Includes, subject to any limits under applicable law, Lender's reasonable attorneys' fees and Lender's legal expenses whether or not there Is a lawsuit, Including reasonable attorneys' fees and legal expenses for bankruptcy proceedings (including efforts to modify or vacate any automatic stay or Injunction), appeals, and any anticipated post-judgment collection services. If not prohibited by applicable law, Borrower also will pay any court costs, in addition to all other sums provided by law.
This Agreement has been delivered to Lender and accepted by Lender In the State of Utah.
If there Is a lawsuit, Borrower agrees upon Lender's request to submit to the jurisdiction of the courts of Utah County, the State of Utah. This Agreement shall be governed by and construed in accordance with the laws of the State of Utah.
DISHONORED ITEM FEE. Borrower will pay a fee to Lender of $15.00 if Borrower makes a payment on Borrower's loan and the check or preauthorized charge with which Borrower pays Is later dishonored.
RIGHT OF SETOFF. Borrower grants to Lender a contractual security interest In, and hereby assigns, conveys, delivers, pledges, and transfers to Lender all Borrower's right, title and Interest In and to, Borrower's accounts with Lender (whether checking, savings, or some other account), including without limitation all accounts held jointly with someone else and all accounts Borrower may open in the future, excluding however all IRA and Keogh accounts, and all trust accounts for which the grant of a security interest would be prohibited by law. Borrower authorizes Lender, to the extent permitted by applicable law, to charge or setoff all sums owing on this Agreement against any and all such accounts.
LINE OF CREDIT. This Agreement evidences a revolving line of credit. Advances Under this Agreement may be requested orally by Borrower or by an authorized person. Lender may, but need not, require that all oral requests be confirmed in writing. All communications, instructions, or directions by telephone or otherwise to Lender are to be directed to Lender's office is shown above. The following party"or parties are authorized to request advances under the line of credit until Lender receives from Borrower at Lender's address shown above written notice of revocation of their authority: JOHN J. POLEMAN, PRESIDENT. Borrower agrees to be liable for all sums either: (a) advanced in accordance with the instructions of an authorized person or (b) credited to any of Borrowers accounts with Lender. The unpaid, principal balance owing on this Agreement at any time may be evidenced by endorsements on this Agreement or by Lender's Internal records, Including daily computer print-outs. Lender will have no obligation to advance funds under this Agreement If: (a) Borrower or any guarantor Is In default under the terms of this Agreement or any agreement that Borrower or any guarantor has with Lender, Including any agreement made In connection with the signing of this Agreement; (b) Borrower or any guarantor ceases doing business or Is insolvent; (c) any guarantor seeks, claims or otherwise attempts to limit, modify or revoke such guarantor's guarantee of this Agreement or any other loan with Lender; or (d) Borrower has applied funds provided pursuant to this Agreement for purposes other than those authorized by Lender.
CONTINUING VALIDITY. Except as expressly changed by this Agreement, the terms of the original obligation or obligations, Including all agreements evidenced or securing the obligation(s), remain unchanged and In full force and affect. Consent by Lender to this Agreement does not waive Lender's right to strict performance of the obligation(s) as changed, nor obligate Lender to make any future change In terms. Nothing In this Agreement will constitute a satisfaction of the obligation(s). This Agreement Is a final expression of the agreement between Lender and Borrower and may not be contradicted by evidence of any alleged oral agreement. It Is the Intention of Lender to retain as liable parties all makers and endorsers of the original obligation(s), Including accommodation parties, unless a party Is expressly released by Lender In writing. Any maker or endorser, including accommodation makers, will not be released by virtue of this Agreement. If any person who signed the original obligation does not sign this Agreement below, then all persons signing below acknowledge that this Agreement Is given conditionally, based on the representation to Lender that the non-signing party consents to the changes and provisions of this Agreement or otherwise will not be released by it. This waiver applies not only to any initial extension, modification or release, but also to all such subsequent actions.
MISCELLANEOUS PROVISIONS. This Agreement is payable on demand. The Inclusion of specific default provisions or rights of Lender shall not preclude Lender's right to declare payment of this Agreement on Its demand. Lender may delay or forgo enforcing any of its rights or remedies under this Agreement without losing them. Borrower and any other person who signs, guarantees or endorses this Agreement, to the extent allowed by law, waive presentment, demand for payment, protest and notice of dishonor. Upon any change in the terms of this Agreement, and unless otherwise expressly stated In writing, no party who signs this Agreement, whether as maker, guarantor, accommodation maker or endorser, shall be released from liability. All such parties agree that Lender may renew or extend (repeatedly and for any length of time) this loan, or release any party or guarantor or collateral; or Impair, fall to realize upon or perfect Lender's security Interest In the collateral; and taking any other action deemed necessary by Lender without the consent of or notice to anyone. All such parties also agree that Lender may modify this loan without the consent of or notice to anyone other than the party with whom the modification Is made.
FINAL AGREEMENT. Borrower understands that this Agreement and the related loan documents are the final expression of the agreement between Lender and Borrower and may not be contradicted by evidence of any alleged oral agreement.
PRIOR TO SIGNING THIS AGREEMENT, BORROWER READ AND UNDERSTOOD ALL THE PROVISIONS OF THIS AGREEMENT, INCLUDING THE VARIABLE INTEREST RATE PROVISIONS. BORROWER AGREES TO THE TERMS OF THE AGREEMENT AND ACKNOWLEDGES RECEIPT OF A COMPLETED COPY OF THE AGREEMENT.

BORROWER:
GALAXY MALL

By:/s/John J. Poleman
JOHN J. POLEMAN, PRESIDENT